SUPPLEMENT TO
THE SPARTAN(registered trademark) SHORT-INTERMEDIATE GOVERNMENT FUND JUNE 26, 1998 PROSPECTUS
The following information replaces similar information found in the "Key Facts" section beginning on page 3.
As a result, effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.